REFORMATION AND
THIRD MODIFICATION OF UNSECURED LOAN AGREEMENT
This REFORMATION AND THIRD MODIFICATION OF UNSECURED LOAN AGREEMENT (the “Reformation”) is made and entered into as of April 12, 2013, but effective as of November 15, 2011 (the “Effective Date”), by and between Inland Real Estate Corporation, a Maryland corporation (“Borrower”) and Wells Fargo Bank, National Association (“Lender”), under the following circumstances.
R E C I T A L S:
A.    Borrower and Lender entered into an Unsecured Loan Agreement as of November 15, 2011 (as previously amended, the “Loan Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Agreement.
B.    Pursuant to a Second Modification Agreement dated July 31, 2012 (the “Second Modification Agreement”), the Borrower and Lender provided that the Indebtedness due from IN Retail Fund Algonquin Commons L.L.C., an Illinois limited liability company, under loans made by Teachers Insurance and Annuity Association of America with respect to the Algonquin Projects (as herein defined) (the “Algonquin Indebtedness”), shall not constitute “Material Indebtedness” for purposes of the cross default provisions of Section 7.1(d) of the Loan Agreement.
C.    The parties intent, as evidenced by the Second Modification, was to provide exceptions under the Loan Agreement from certain covenants, representations and default provisions with respect to the projects commonly known as Algonquin Commons and The Exchange at Algonquin Commons, each located in Algonquin, Illinois (the “Algonquin Projects”).
D.    The Borrower and Lender desire to reform and amend the Loan Agreement to more clearly reflect their intent to exclude the Algonquin Projects from the scope of such covenants, representations and default provisions.
NOW, THEREFORE, the Loan Agreement shall be reformed and amended, effective as of the Effective Date, as follows:
1.Reformation of Loan Agreement. Notwithstanding anything in the Loan Agreement to the contrary: (i) IN Retail Fund Algonquin Commons L.L.C., an Illinois limited liability company (“IN Retail Fund Algonquin Commons”) shall not constitute a “Subsidiary”; (ii) no agreement, guaranty, indemnity or other obligation of IN Retail Fund Algonquin Commons shall constitute “Indebtedness” or a “Guarantee Obligation”; (iii) no agreement, guaranty, indemnity or other obligation of IN Retail Fund, L.L.C., a Delaware limited liability company, with respect to the Algonquin Indebtedness and in effect as of the date of this Reformation shall constitute “Indebtedness” or a “Guarantee Obligation”; and (iv) that certain guarantee by the Borrower in the amount of approximately $18,600,000 of the Algonquin Indebtedness, which guarantee is described in the Borrower’s Form 10-K for the year ended December 31, 2012, shall not constitute “Indebtedness” or a “Guarantee Obligation.”

2.    Additional Modifications of Loan Agreement.

2.1	The following new Section 4.33 is hereby added to the Loan Agreement immediately following Section 4.32 thereof:

4.33
ALGONQUIN COMMONS. The only assets of IN Retail Fund Algonquin Commons, L.L.C. are the Projects known as Algonquin Commons and The Exchange at Algonquin Commons, each located in Algonquin, Illinois, and personal property incidental thereto.

2.2	The following new Section 5.27 is hereby added to the Loan Agreement immediately following Section 5.26 thereof:

5.27	ALGONQUIN COMMONS. Borrower shall not, and Borrower shall not permit any of its Subsidiaries or any of the Guarantors to, transfer any assets to IN Retail Fund Algonquin Commons, L.L.C.

3.    Representations and Warranties. As a material inducement to Lender's entry into this Reformation, Borrower represents and warrants to Lender as of the Effective Date:

2.3
Full Force and Effect. The Note and other Loan Documents, as heretofore amended, are in full force and effect without any defense, counterclaim, right or claim of set-off; Borrower has no claim against Lender as of the date hereof; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.4
No Default. No Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein, in the Loan Agreement (as modified hereby) and in the other Loan Documents are true and correct, and shall survive execution of this Agreement.

4.    Non-Impairment. Except as expressly provided herein, nothing in this Reformation shall alter or affect any provision, condition, or covenant contained in the Loan Agreement or any of the Loan Documents (as defined in the Loan Agreement) or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly reformed and modified hereby; provided, that for purposes of avoiding ambiguity, Lender acknowledges and agrees that to the extent a breach of a Loan Document, a Default or an Unmatured Default would have occurred prior to the date of entry into this Reformation but for the corrections and modifications contained in, or otherwise effected by, this Reformation, no such breach, Default or Unmatured Default has occurred.
5.    Counterparts. This Reformation may be executed in one or more counterparts, each of which shall be deemed an original.

6.    Lender’s Costs. Borrower shall reimburse Lender for all of Lender's costs and expenses incurred in connection with this Reformation and the transactions contemplated hereby, whether such services are furnished by Lender's employees or agents or by independent contractors, including, without limitation, reasonable attorneys' fees, documentation costs and charges.
[SIGNATURE PAGE FOLLOWS]
7.

Loan No. 1005936

IN WITNESS WHEREOF, the parties have executed this Reformation as of the date first set forth above.

BORROWER:		LENDER:

Inland Real Estate Corporation		Wells Fargo Bank, National Association

By:	/s/ BRETT A. BROWN	By:	/s/ SCOTT S. SOLIS
Name:	Brett A. Brown	Name:	Scott S. Solis
Title:	Executive Vice President	Title:	Senior Vice President
Chief Financial Officer

(Signature Page to Reformation and
Third Modification of Unsecured Loan Agreement)

GUARANTOR CONSENT

Each of the undersigned (collectively, the "Guarantors") consents to the foregoing Third Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under that certain Repayment Guaranty, dated November 15, 2011 (as it heretofore may have been amended or otherwise modified from time to time, the "Guaranty"), guarantying the Loan.

Each Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Agreed and Acknowledged:

Dated as of: April __, 2013
"GUARANTORS"

Inland Skokie Fashion Square II, L.L.C., a Delaware limited liability company

By: Inland Real Estate – Illinois, L.L.C., a Delaware limited liability company, its sole member

By: Inland Real Estate Corporation, a Maryland corporation, its sole member

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title:	Executive Vice President
Chief Financial Officer

Inland Real Estate LB I LLC, a Delaware limited liability company

By: Inland Real Estate LB I Corporation, a Delaware corporation, its sole member

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title:	Executive Vice President
Chief Financial Officer

S-1
(Signature Page to Guarantor Consent)

Inland Ryan, LLC, a Delaware limited liability company

By: Inland Real Estate Corporation, a Maryland corporation, its managing member

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title:	Executive Vice President
Chief Financial Officer

Inland 1290 Chicago Avenue, L.L.C., a Delaware limited liability company
Inland Nantucket Square, L.L.C., a Delaware limited liability company
Inland Hartford Plaza, L.L.C., a Delaware limited liability company
Inland Real Estate-Illinois, L.L.C, a Delaware limited liability company
Inland Six Corners, L.L.C., a Delaware limited liability company
Inland Lansing Square, L.L.C., a Delaware limited liability company
Inland Maple Park Place, L.L.C., a Delaware limited liability company
Inland River Square, L.L.C., a Delaware limited liability company
Inland Rivertree Court, L.L.C., a Delaware limited liability company
Inland Elmhurst City Centre, L.L.C., a Delaware limited liability company
Inland St. James Crossing, L.L.C., a Delaware limited liability company
Inland Chestnut Court, L.L.C., a Delaware limited liability company
Inland Freeport Southwest Avenue, L.L.C., a Delaware limited liability company
Inland Wauconda Shopping Center, L.L.C., a Delaware limited liability company
Inland Berwyn Plaza, L.L.C., a Delaware limited liability company
Inland Winnetka Commons, L.L.C., a Delaware limited liability company
Inland Eastgate Shopping Center, L.L.C., a Delaware limited liability company
Inland West River Crossings, L.L.C., a Delaware limited liability company
Inland Hickory Creek, L.L.C., a Delaware limited liability company
Inland Orland Greens, L.L.C., a Delaware limited liability company
Inland Two Rivers Plaza, L.L.C., a Delaware limited liability company
Inland Riverplace Centre, L.L.C., a Delaware limited liability company
Inland Elmwood Park, L.L.C., a Delaware limited liability company
Inland 250 Golf Road Schaumburg, L.L.C., a Delaware limited liability company
Inland Park Center Plaza, L.L.C., a Delaware limited liability company
Inland 1738 Hammond, L.L.C., a Delaware limited liability company
Inland Plymouth Collection, L.L.C., a Delaware limited liability company
Inland Traverse City, L.L.C., a Delaware limited liability company
Inland V. Richards Plaza, L.L.C., a Delaware limited liability company
Inland Baytowne Square, L.L.C., a Delaware limited liability company
Inland Gateway Square, L.L.C., a Delaware limited liability company
Inland Schaumburg Promenade, L.L.C, a Delaware limited liability company
Inland Real Estate Hamilton, L.L.C., a Delaware limited liability company

S-2
(Signature Page to Guarantor Consent)

Inland Brunswick Marketplace, L.L.C., a Delaware limited liability company
Inland Medina Marketplace, L.L.C., a Delaware limited liability company
Inland Hutchinson, L.L.C., a Delaware limited liability company
Inland Mankato Heights, L.L.C., a Delaware limited liability company
Inland Rochester Marketplace, L.L.C., a Delaware limited liability company
Inland Real Estate University Crossings, L.L.C., a Delaware limited liability company
Inland Real Estate Highway 41, L.L.C., a Delaware limited liability company
Inland Wauconda Crossings, L.L.C., a Delaware limited liability company
Inland Apache Shoppes, L.L.C., a Delaware limited liability company
Inland Bergen Plaza, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE CORPORATION, a Maryland corporation, as the sole member of each of the foregoing limited liability companies

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title:	Executive Vice President
Chief Financial Officer

Inland 200 Celebration Place Delaware Business Trust

By: Inland Real Estate Corporation, a Maryland corporation, as signatory trustee

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title:	Executive Vice President
Chief Financial Officer

S-3
(Signature Page to Guarantor Consent)